SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 8, 2003
                                                 -----------


                              PEOPLES BANCORP INC.
     -----------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-16772
                    ----------------------------------------
                             Commission File Number


                                      Ohio
           -----------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                                   31-0987416
             -----------------------------------------------------
                     (I.R.S. Employer Identification Number)



                138 Putnam Street
                  P.O. Box 738,
                  Marietta, Ohio                              45750
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      (Address of principal executive office)               (Zip Code)


Registrant's telephone number, including area code: (740) 373-3155
                                                    --------------


                                 Not applicable
     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)


                           Index to Exhibits on Page 3

Item 1.  Changes in Control of Registrant
         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         Not applicable.

Item 3.  Bankruptcy or Receivership
         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         Not applicable.

Item 5.  Other Events and Regulation FD Disclosure
         The Board of Directors of Peoples Bancorp Inc. (Nasdaq: PEBO) today declared a quarterly dividend of $0.16 per share.

Item 6.  Resignations of Registrant's Directors
         Not applicable.

Item 7.  Financial Statements and Exhibits
         (a) None required
         (b) None required
         (c) Exhibits


           EXHIBIT NUMBER                              DESCRIPTION
--------------------------------------      ----------------------------------
                99                           News Release issued May 8, 2003


Item 8. Change in Fiscal Year
Not applicable.

Item 9. Regulation FD Disclosure
Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  May 9, 2003                    PEOPLES BANCORP INC.
                                      --------------------
                                      Registrant



                             By: /s/  ROBERT E. EVANS
                                      -------------------------------------
                                      Robert E. Evans
                                      President and Chief Executive Officer



                                INDEX TO EXHIBITS

           EXHIBIT NUMBER                              DESCRIPTION
--------------------------------------      ----------------------------------
                99                           News Release issued May 8, 2003